UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2026

Aon plc

(Exact Name of Registrant as Specified in Charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 George’s Quay, Dublin 2, Ireland, D02 VR98
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc’s 4.25% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.45% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.60% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.75% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed in Aon plc’s (the “Company”) Current Report on Form 8-K filed on August 31, 2026, the Company, Aon North America, Inc. (“ANA”), a Delaware corporation and an indirect, wholly-owned subsidiary of the Company, USI Advantage Corp. (“USI Advantage”), a Delaware corporation, Cortlandt Acquisition Corp., a Delaware corporation and a direct, wholly-owned subsidiary of ANA (“Merger Sub”), and Uno Aggregator II L.P., a Delaware limited partnership, solely in its capacity as the securityholder representative, entered into an Agreement and Plan of Merger, dated as of August 30, 2026 (the “Merger Agreement”), which provided for, among other things, the merger of Merger Sub with and into USI Advantage, with USI Advantage surviving as a direct, wholly-owned subsidiary of ANA (the “Merger”).

This Current Report on Form 8-K is being filed in connection with the Merger to provide (i) the audited consolidated financial statements and related notes of USI, Inc. and subsidiaries (“USI”) as of and for the year ended December 31, 2025, and the related report of Ernst & Young LLP, USI’s independent auditor, which are filed herewith as Exhibit 99.1 and incorporated herein by reference, (ii) the unaudited consolidated financial statements and related notes of USI as of and for the six months ended June 30, 2026, which are filed herewith as Exhibit 99.2 and incorporated herein by reference, and (iii) the unaudited pro forma combined financial statements of the Company giving effect to the Merger along with effects of other related transactions (the “pro forma combined financial information”), which includes the unaudited pro forma combined statement of financial position as of June 30, 2026 (which gives effect to the Merger and other related transactions as if they occurred or had become effective on June 30, 2026) and the unaudited pro forma combined statements of income for the six months ended June 30, 2026 and the year ended December 31, 2025 (which give effect to the Merger and other related transactions as if they occurred or had become effective on January 1, 2025), and the related notes thereto, which are filed herewith as Exhibit 99.3 and incorporated herein by reference.

The pro forma combined financial information included as Exhibit 99.3 has been prepared for information purposes only and on the basis of certain assumptions and estimates. It is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the transactions had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following completion of the Merger.

The consent of Ernst & Young LLP, independent auditor of USI, is filed as Exhibit 23.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of Ernst & Young LLP, independent auditor of USI.

99.1	Audited consolidated financial statements and accompanying notes of USI, Inc. and Subsidiaries as of and for the year ended December 31, 2025.

99.2	Unaudited consolidated financial statements and accompanying notes of USI, Inc. and Subsidiaries as of and for the six months ended June 30, 2026.

99.3	Unaudited pro forma combined financial information for the periods presented.

104	Cover Page Interactive Data File (embedded within XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AON PLC

By:	/s/ Darren Zeidel
Name:	Darren Zeidel
Title:	Executive Vice President, General Counsel and Company Secretary

Date: September 11, 2026